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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2005


                               REGAN HOLDING CORP.
             (Exact name of registrant as specified in its charter)

           California                   000-19704              68-0211359
(State or other jurisdiction of        (Commission          (I.R.S. Employer
         incorporation)                File Number)        Identification No.)

                               2090 Marina Avenue
                           Petaluma, California 94954
                    (Address of principal executive offices)

                                 (707) 778-8638
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2005, Regan Holding Corp. (the "Seller") entered into a sale/leaseback agreement (the "Agreement") with Basin Street Properties (the "Buyer"). Pursuant to the terms of the Agreement, the Seller will sell its office building in Petaluma, California to the Buyer for a purchase price of $13.1 million. Concurrently with the sale of the building, the Seller and Buyer will enter into a ten year lease agreement, whereby the Seller will lease back
(i) 71,612 square feet for a period not to exceed eighteen months and (ii) between 35,612 and 51,612 square feet for the remainder of the lease term. The monthly base rent will be $1.30 per square foot and will increase annually by three percent during the term of the lease, in addition to monthly taxes and operating expenses. Pursuant to the terms of the lease, the Seller is required to initiate a standby letter of credit in the amount of $1.0 million, naming the Buyer as the beneficiary. The Buyer will be allowed to draw upon the letter of credit to satisfy the Seller's obligations under the Agreement, subject to certain terms and conditions in the Agreement. Additionally, the amount of the letter of credit will be reduced if the Seller meets certain profitability criteria as specified in the Agreement. The closing of the sale/leaseback of the property is subject to the Buyer obtaining a financing commitment, within 45 days from the date of the Agreement, from a lender with terms that are acceptable to the Buyer. The closing is also subject to a 30-day due diligence period, during which time the Buyer will inspect certain documents pertaining to the property. The Buyer has the right, at any time during the due diligence period, to disapprove of the due diligence materials or other matters relating to the property and terminate the Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  REGAN HOLDING CORP.
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                                  (Registrant)


Date: July 29, 2005               /s/ R. Preston Pitts
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                                  R. Preston Pitts
                                  President, Chief Financial Officer
                                  and Chief Operating Officer